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                                                                 EXHIBIT 10.3

                      FORM OF EMPLOYEE BENEFITS AGREEMENT

                  This EMPLOYEE BENEFITS AGREEMENT is dated as of ________ __, 1996 (the "Agreement"), among THE DUN & BRADSTREET CORPORATION, a Delaware corporation ("D&B"), COGNIZANT CORPORATION, a Delaware corporation, ("Cognizant"), and ACNIELSEN CORPORATION, a Delaware corporation ("ACNielsen").

                  WHEREAS, the Board of Directors of D&B has determined that it is appropriate, desirable and in the best interests of the holders of shares of common stock, par value $1.00 per share, of D&B (the "D&B Common Stock") to take certain steps to reorganize D&B's Subsidiaries (as defined herein) and businesses and then to distribute to the holders of the D&B Common Stock all the outstanding shares of common stock of Cognizant, together with the appurtenant share purchase rights (the "Cognizant Common Shares"), and all the outstanding shares of common stock of ACNielsen, together with the appurtenant share purchase rights (the "ACNielsen Common Shares"); and

                  WHEREAS, each of D&B, Cognizant and ACNielsen has determined that it is necessary and desirable to allocate and assign responsibility for certain employee benefit matters in respect of such entities on and after the Effective Time (as defined herein).

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, D&B, Cognizant and ACNielsen agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.1. Definitions. Capitalized terms used in this Agreement shall have the following meanings:

                  "ACNielsen" shall mean ACNielsen Corporation, a Delaware corporation.

                  "ACNielsen Bifurcated Savings Plan Employees" shall have the meaning set forth in Section 3.3(a) of this Agreement.

                  "ACNielsen Common Shares" shall have the meaning set forth in the recitals hereto.

                  "ACNielsen Employees" shall mean persons who, immediately after the Effective Time, are employed by the ACNielsen Group (including persons who are absent from work by reason of layoff or leave of absence and inactive employees treated as such by agreement therewith).
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                  "ACNielsen Group" shall mean ACNielsen and each Business
Entity which is contemplated to remain or become a Subsidiary of ACNielsen pursuant to the Distribution Agreement.

                  "ACNielsen Lump-Sum Savings Plan Employees" shall have the meaning set forth in Section 3.3(a) of this Agreement.

                  "ACNielsen Replacement Plan" shall mean the replacement plan to be adopted by ACNielsen pursuant to Section 6.1(c) of this Agreement.

                  "ACNielsen Retirement Eligible Employees" shall have the meaning set forth in Section 5.6 of this Agreement.

                  "ACNielsen Retirement Plan" shall mean the defined benefit plan to be adopted by ACNielsen pursuant to Section 2.3(a) of this Agreement.

                  "ACNielsen Retirement Plan Effective Date" shall have the meaning set forth in Section 2.3(a) of this Agreement.

                  "ACNielsen Retirement Plan Segregation Ratio" shall equal a fraction, the numerator of which is the Present Value of the accrued vested and nonvested benefits (as defined in ERISA Section 4044(a)(1)-(6)) of the ACNielsen Transferred Retirement Plan Employees under the D&B Retirement Plan at the Effective Time, and the denominator of which is the Present Value of the accrued vested and nonvested benefits (as defined in ERISA Section 4044(a)(1)-(6)) of the D&B Pre-Distribution Employees under the D&B Retirement Plan at the Effective Time.

                  "ACNielsen Retirement Plan Transfer Date" shall have the meaning set forth in Section 2.3(b) of this Agreement.

                  "ACNielsen Savings Plan" shall mean the defined contribution plan to be adopted by ACNielsen pursuant to Section 3.3(a) of this Agreement.

                  "ACNielsen Savings Plan Transfer Date" shall have the meaning set forth in Section 3.3(b) of this Agreement.

                  "ACNielsen Transferred Retirement Plan Employees" shall have the meaning set forth in Section 2.3(a) of this Agreement.

                  "ACNielsen Transferred Savings Plan Employees" shall have the meaning set forth in Section 3.3(a) of this Agreement.

                  "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency, body or commission or any arbitration tribunal.

                  "Affiliate" shall mean, when used with respect to a specified person, another person that controls, is controlled by,
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or is under common control with the person specified. As used herein, "control"
means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or other interests, by contract or otherwise.

                  "Ancillary Agreements" shall mean all of the written agreements, instruments, assignments or other written arrangements (other than this Agreement and the Distribution Agreement) entered into in connection with the transactions contemplated by this Agreement and the Distribution Agreement, including, without limitation, the Conveyancing and Assumption Instruments, the Data Services Agreements, the Intellectual Property Agreement, the Shared Transaction Services Agreements, the Tax Allocation Agreement and the Transition Services Agreement.

                  "Assets" shall have the meaning set forth in Section 1.1(q) of the Distribution Agreement.

                  "Board of Directors" shall mean, when used with respect to a specified corporation, the board of directors of the corporation so specified.

                  "Business Entity" shall mean any corporation, partnership, limited liability company or other entity which may legally hold title to Assets.

                  "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations promulgated thereunder, including any successor legislation.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, including any successor legislation.

                  "Cognizant" shall mean Cognizant Corporation, a Delaware corporation.

                  "Cognizant and ACNielsen Nonqualified Plan Participants" shall have the meaning as set forth in Section 4.2 of this Agreement.

                  "Cognizant Bifurcated Savings Plan Employees" shall have the meaning set forth in Section 3.2(a) of this Agreement.

                  "Cognizant Common Shares" shall have the meaning set forth in the recitals hereto.

                  "Cognizant Employees" shall mean persons who, immediately after the Effective Time, are employed by the Cognizant Group (including persons who are absent from work by reason of layoff or leave of absence and inactive employees treated as such by agreement therewith).
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                  "Cognizant Group" shall mean Cognizant and each Business
Entity which is contemplated to remain or become a Subsidiary of Cognizant pursuant to the Distribution Agreement.

                  "Cognizant Lump-Sum Savings Plan Employees" shall have the meaning set forth in Section 3.2(a) of this Agreement.

                  "Cognizant Replacement Plans" shall mean the replacement plans (including, without limitation, the replacement plan for certain IMS employees) to be adopted by Cognizant pursuant to Section 6.1(b) of this Agreement.

                  "Cognizant Retirement Eligible Employees" shall have the meaning set forth in Section 5.6 of this Agreement.

                  "Cognizant Retirement Plan" shall mean the defined benefit plan to be adopted by Cognizant pursuant to Section 2.2(a) of this Agreement.

                  "Cognizant Retirement Plan Effective Date" shall have the meaning set forth in Section 2.2(a) of this Agreement.

                  "Cognizant Retirement Plan Segregation Ratio" shall equal a fraction, the numerator of which is the Present Value of the accrued vested and nonvested benefits (as defined in ERISA Section 4044(a)(1)-(6)) of the Cognizant Transferred Retirement Plan Employees under the D&B Retirement Plan at the Effective Time, and the denominator of which is the Present Value of the accrued vested and nonvested benefits (as defined in ERISA Section 4044(a)(1)-(6)) of the D&B Pre-Distribution Employees under the D&B Retirement Plan at the Effective Time.

                  "Cognizant Retirement Plan Transfer Date" shall have the meaning set forth in Section 2.2(b) of this Agreement.

                  "Cognizant Savings Plan" shall mean the defined contribution plan to be adopted by Cognizant pursuant to Section 3.2(a) of this Agreement.

                  "Cognizant Savings Plan Transfer Date" shall have the meaning set forth in Section 3.2(b) of this Agreement.

                  "Cognizant Transferred Retirement Plan Employees" shall have the meaning set forth in Section 2.2(a) of this Agreement.

                  "Cognizant Transferred Savings Plan Employees" shall have the meaning set forth in Section 3.2 of this Agreement.
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                                                                              5

                  "Conveyancing and Assumption Instruments" shall mean, collectively, the various agreements, instruments and other documents heretofore entered into and to be entered into to effect the transfer of Assets and the assumption of Liabilities in the manner contemplated by the Distribution Agreement, or otherwise arising out of or relating to the transactions contemplated in the Distribution Agreement.

                  "D&B" shall mean The Dun & Bradstreet Corporation, a Delaware corporation.

                  "D&B Career Transition Plan" shall mean The Dun & Bradstreet Career Transition Plan.

                  "D&B Committee" shall mean the Executive Compensation and Stock Option Committee of the Board of Directors of D&B.

                  "D&B Common Stock" shall have the meaning set forth in the recitals hereto.

                  "D&B Disabled Employees" shall mean all D&B Pre- Distribution Employees who are receiving benefits under the D&B Long-Term Disability Plan as of the Effective Time.

                  "D&B Group" shall mean D&B and each Business Entity (other than any member of the Cognizant Group or the ACNielsen Group) that is a Subsidiary of D&B.

                  "D&B Long-Term Disability Plan" shall mean The Dun & Bradstreet Corporation Long Term Disability Plan or any other long-term disability plan sponsored by D&B or any Subsidiary of D&B prior to the Effective Time.

                  "D&B LSARs" shall have the meaning set forth in Section 6.2 of this Agreement.

                  "D&B Nonqualified Plans" shall have the meaning as set forth in Section 4.1 of this Agreement.

                  "D&B Pension BEP" shall mean the Pension Benefit Equalization Plan of The Dun & Bradstreet Corporation, as amended effective December 21, 1994.

                  "D&B Pension BEP Trust" shall mean the trust established in connection with the D&B Pension BEP and made as of December 15, 1995.

                  "D&B Post-Distribution Employees" shall mean persons who, immediately after the Effective Time, are employed by the D&B Group (including persons who are absent from work by reason of layoff or leave of absence and inactive employees treated as such by agreement therewith).
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                  "D&B Pre-Distribution Employees" shall mean persons who, at any time prior to the Effective Time, were employed by D&B or its Subsidiaries.

                  "D&B Retirees" shall mean persons who (i) were D&B Pre-Distribution Employees, (ii) terminated employment from D&B prior to the Effective Time and (iii) are neither Cognizant Employees nor ACNielsen Employees immediately after the Effective Time.

                  "D&B Retirement Plan" shall mean the Master Retirement Plan of The Dun & Bradstreet Corporation, as amended and restated effective January 1, 1994, with certain earlier effective dates.

                  "D&B Savings BEP" shall mean the Profit Participation Benefit Equalization Plan of The Dun & Bradstreet Corporation, as amended and restated effective January 1, 1995.

                  "D&B Savings Plan" shall mean the Profit Participation Plan of The Dun & Bradstreet Corporation, as in effect on January 1, 1994, with certain earlier effective dates.

                  "D&B Stock Option" shall have the meaning set forth in Section
6.1 of this Agreement.

                  "D&B Stock Option Plans" shall mean (i) the 1982 Key Employees Stock Option Plan for The Dun & Bradstreet Corporation and Subsidiaries and (ii) the 1991 Key Employees Stock Option Plan for The Dun & Bradstreet Corporation and Subsidiaries.

                  "D&B Supplemental EBP" shall mean the Supplemental Executive Benefit Plan of The Dun & Bradstreet Corporation, as amended effective December 21, 1994.

                  "D&B Supplemental EBP Trust" shall mean the trust established in connection with the D&B Supplemental EBP and made as of December 15, 1995.

                  "Daily Average Trading Price" of a given stock on a given day shall mean the average of the high and low trading prices for such stock on such date.

                  "Data Services Agreements" shall mean the Data Services Agreements to be entered into by D&B, Cognizant and ACNielsen.

                  "Distribution" shall mean the distribution on the Distribution Date to holders of record of shares of D&B Common Stock as of the Distribution Record Date of (i) the Cognizant Common Shares owned by D&B on the basis of one Cognizant Common Share for each outstanding share of D&B Common Stock and (ii) the ACNielsen Common Shares owned by D&B on the basis of one share of ACNielsen Common Share for each three outstanding shares of D&B Common Stock.
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                  "Distribution Agreement" shall mean the Distribution Agreement among D&B, Cognizant and ACNielsen.

                  "Distribution Date" shall mean such date as may hereafter be determined by D&B's Board of Directors as the date as of which the Distribution shall be effected.

                  "Distribution Record Date" shall mean such date as may hereafter be determined by D&B's Board of Directors as the record date for the Distribution.

                  "Effective Time" shall mean 12:01 a.m., New York time, on the Distribution Date.

                  "Employee Benefit Dispute" shall include any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement or the transactions contemplated hereby, including, without limitation, any claim based on contract, tort, statute or constitution.

                  "Employee Benefit Litigation Liability" shall mean, with respect to a Business Entity, a Liability relating to a controversy, dispute or claim arising out of, in connection with or in relation to the interpretation, performance, nonperformance, validity or breach of an Employee Benefit Plan of such Business Entity or otherwise arising out of, or in any way related to such Employee Benefit Plan, including, without limitation, any claim based on contract, tort, statute or constitution.

                  "Employee Benefit Plans" shall mean, with respect to a Business Entity, all "employee benefit plans" (within the meaning of Section 3(3) of ERISA), "multiemployer plans" (within the meaning of Section 3(37) of ERISA), retirement, pension, savings, profit-sharing, welfare, stock purchase, stock option, equity- based, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation and all other employee benefit plans, agreements, programs, policies or other arrangements (including any funding mechanisms therefor), whether or not subject to ERISA, whether formal or informal, oral or written, legally binding or not, under which (i) any past, present or future employee of the Business Entity or its Subsidiaries has a right to benefits and (ii) the Business Entity or its Subsidiaries has any Liability.

                  "Employee Benefit Records" shall mean all agreements, documents, books, records or files relating to the Employee Benefit Plans of D&B, Cognizant and ACNielsen.

                  "Employee Benefit Welfare Plans" shall mean, with respect to a Business Entity, all Employee Benefit Plans that are "welfare plans" within the meaning of Section 3(1) of ERISA.
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                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder, including any successor legislation.

                  "ESOP" shall mean an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code.

                  "FSA Coverage Period" shall have the meaning set forth in
Section 5.4 of this Agreement.

                  "IMS" shall mean I.M.S. International, Inc., a Delaware corporation.

                  "Information Statement" shall mean the Information Statement sent to the holders of shares of D&B Common Stock in connection with the Distribution, including any amendment or supplement thereto.

                  "Intellectual Property Agreement" shall mean the intellectual property and licensing agreement among D&B, Cognizant and ACNielsen.

                  "Liabilities" shall mean any and all losses, claims, charges, debts, demands, actions, causes of action, suits, damages, obligations, payments, costs and expenses, sums of money, accounts, reckonings, bonds, specialties, indemnities and similar obligations, exonerations, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, guarantees, make whole agreements and similar obligations, and other liabilities, including all contractual obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, and including those arising under any law, rule, regulation, Action, threatened or contemplated Action (including the costs and expenses of demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all costs and expenses (including allocated costs of in-house counsel and other personnel), whatsoever reasonably incurred in investigating, preparing or defending against any such Actions or threatened or contemplated Actions), order or consent decree of any governmental or other regulatory or administrative agency, body or commission or any award of any arbitrator or mediator of any kind, and those arising under any contract, commitment or undertaking, including those arising under this Agreement, the Distribution Agreement or any Ancillary Agreement, in each case, whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any person.

                  "Participant Election Period" shall mean the period during which the elections described in Sections 3.2 and 3.3 are permitted (such period, in no event, to be less than 30 days
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following notice thereof to persons who are eligible to make the election).

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor entity thereto.

                  "PBGC Assumptions" shall mean the actuarial assumptions set forth in 29 C.F.R. Part 2619, et seq.

                  "person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

                  "Present Value" shall mean the single sum value of a series of future payments, determined utilizing PBGC Assumptions in effect as of the measurement date.

                  "Service" shall mean the Internal Revenue Service or any successor entity thereto.

                  "Shared Transaction Services Agreements" shall mean the Shared Transaction Services Agreements among D&B, Cognizant and ACNielsen.

                  "Subsidiary" shall mean any corporation, partnership or other entity of which another entity (i) owns, directly or indirectly, ownership interests sufficient to elect a majority of the Board of Directors (or persons performing similar functions) (irrespective of whether at the time any other class or classes of ownership interests of such corporation, partnership or other entity shall or might have such voting power upon the occurrence of any contingency) or (ii) is a general partner or an entity performing similar functions (e.g., a trustee).

                  "Tax Allocation Agreement" shall mean the Tax Allocation Agreement among D&B, Cognizant and ACNielsen.

                  "Transition Services Agreement" shall mean the Transition Services Agreement among D&B, Cognizant and ACNielsen.

                                   ARTICLE II
                              DEFINED BENEFIT PLANS

                  SECTION 2.1. D&B Retirement Plan. From and after the Effective Time, D&B shall continue to sponsor the D&B Retirement Plan for the benefit of D&B Post-Distribution Employees, D&B Retirees and D&B Disabled Employees. Active participation of Cognizant Employees and ACNielsen Employees in the D&B Retirement Plan shall cease immediately after the Effective Time.

                  SECTION 2.2. Cognizant Retirement Plan. (a) As soon as practicable after the Effective Time, but not later than the first day of the fourth calendar month that begins after the
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Effective Time (herein referred to as the "Cognizant Retirement Plan Effective
Date"), Cognizant shall establish the Cognizant Retirement Plan for the benefit of Cognizant Employees who were participants in the D&B Retirement Plan immediately prior to the Effective Time (the "Cognizant Transferred Retirement Plan Employees"). As soon as practicable after the Effective Time, D&B shall cause the trustee of the D&B Retirement Plan to segregate the assets of the D&B Retirement Plan allocable to Cognizant Transferred Retirement Plan Employees in an amount equal to the sum of (i) and (ii), as follows:

         (i) the amount allocable to Cognizant Transferred Retirement Plan Employees under ERISA Section 4044 as of the Effective Time, determined using PBGC Assumptions; and

         (ii) the excess (if any) of the fair market value of assets of the D&B Retirement Plan over the Present Value of the vested and nonvested benefits accrued thereunder for all the D&B Pre-Distribution Employees as of the Effective Time, multiplied by the Cognizant Retirement Plan Segregation Ratio.

                  (b) As soon as practicable after the Effective Time, the assets allocable to the Cognizant Transferred Retirement Plan Employees shall be transferred to a separate trust established under the Cognizant Retirement Plan (such date herein referred to as the "Cognizant Retirement Plan Transfer Date"); provided, however, that in no event shall such transfer take place until (i) D&B has made all required filings and submissions to the appropriate governmental agencies and (ii) Cognizant has furnished to D&B (A) a favorable determination letter that the Cognizant Retirement Plan is qualified under Section 401(a) of the Code or (B) an opinion letter from Simpson Thacher & Bartlett to the effect that the Cognizant Retirement Plan is qualified under Section 401(a) of the Code. The value of such assets to be transferred shall equal the value of segregated assets determined under Section 2.2(a) of this Agreement, adjusted as follows:

         (i) reduced by the amount of benefit payments made under the D&B Retirement Plan with respect to Cognizant Transferred Retirement Plan Employees from the Effective Time to the Cognizant Retirement Plan Transfer Date; and

         (ii) increased (or decreased) by the share of the net investment income (or loss) from the Effective Time to the Cognizant Retirement Plan Transfer Date attributable to the value of such segregated assets.

                  (c) Unless otherwise agreed to by D&B and Cognizant (as well as ACNielsen if it has assets in the D&B Retirement Plan on the Cognizant Retirement Plan Transfer Date), the form of the assets to be transferred shall consist of an undivided percentage
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interest in each asset that is held by the D&B Retirement Plan on the Cognizant
Retirement Plan Transfer Date, such undivided percentage interest being equal to the value of assets allocable to the Cognizant Transferred Retirement Plan Employees, divided by the fair market value of plan assets.

                  (d) Prior to the Cognizant Retirement Plan Transfer Date, all benefit payments to Cognizant Transferred Retirement Plan Employees shall be made from the D&B Retirement Plan.

                  SECTION 2.3 ACNielsen Retirement Plan. (a) As soon as practicable after the Effective Time, but not later than the first day of the fourth calendar month that begins after the Effective Time (herein referred to as the "ACNielsen Retirement Plan Effective Date"), ACNielsen shall establish the ACNielsen Retirement Plan for the benefit of ACNielsen Employees who were participants in the D&B Retirement Plan immediately prior to the Effective Time (the "ACNielsen Transferred Retirement Plan Employees"). As soon as practicable after the Effective Time, D&B shall cause the trustee of the D&B Retirement Plan to segregate the assets of the D&B Retirement Plan allocable to ACNielsen Transferred Retirement Plan Employees in an amount equal to the sum of (i) and
(ii), as follows:

         (i) the amount allocable to ACNielsen Transferred Retirement Plan Employees under ERISA Section 4044 as of the Effective Time, determined using PBGC Assumptions; and

         (ii) the excess (if any) of the fair market value of assets of the D&B Retirement Plan over the Present Value of the vested and nonvested benefits accrued thereunder for all the D&B Pre-Distribution Employees as of the Effective Time, multiplied by the ACNielsen Retirement Plan Segregation Ratio.

                  (b) As soon as practicable after the Effective Time, the assets allocable to the ACNielsen Transferred Retirement Plan Employees shall be transferred to a separate trust established under the ACNielsen Retirement Plan (such date herein referred to as the "ACNielsen Retirement Plan Transfer Date"); provided, however, that in no event shall such transfer take place until (i) D&B has made all required filings and submissions to the appropriate governmental agencies and (ii) ACNielsen has furnished to D&B (A) a favorable determination letter that the ACNielsen Retirement Plan is qualified under Section 401(a) of the Code or (B) an opinion letter from Simpson Thacher & Bartlett to the effect that the ACNielsen Retirement Plan is qualified under Section 401(a) of the Code. The value of such assets to be transferred shall equal the value of segregated assets determined under Section 2.3(a) of this Agreement, adjusted as follows:

         (i) reduced by the amount of benefit payments made under the D&B Retirement Plan with respect to ACNielsen
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                  Transferred Retirement Plan Employees from the
                  Effective Time to the ACNielsen Retirement Plan
                  Transfer Date; and

         (ii) increased (or decreased) by the share of the net investment income (or loss) from the Effective Time to the ACNielsen Retirement Plan Transfer Date attributable to the value of such segregated assets.

                  (c) Unless otherwise agreed to by D&B and ACNielsen (as well as Cognizant if it has assets in the D&B Retirement Plan on the ACNielsen Retirement Plan Transfer Date), the form of the assets to be transferred shall consist of an undivided percentage interest in each asset that is held by the D&B Retirement Plan on the ACNielsen Retirement Plan Transfer Date, such undivided percentage interest being equal to the value of assets allocable to the ACNielsen Transferred Retirement Plan Employees, divided by the fair market value of plan assets.

                  (d) Prior to the ACNielsen Retirement Plan Transfer Date, all benefit payments to ACNielsen Transferred Retirement Plan Employees shall be made from the D&B Retirement Plan.

                  SECTION 2.4. Allocation of Liabilities. The Cognizant Group shall assume all Liabilities relating to the participation of Cognizant Transferred Retirement Plan Employees in the D&B Retirement Plan and in the Cognizant Retirement Plan. The ACNielsen Group shall assume all Liabilities relating to the participation of ACNielsen Transferred Retirement Plan Employees in the D&B Retirement Plan and in the ACNielsen Retirement Plan. The D&B Group shall retain all other Liabilities relating to the D&B Retirement Plan.

                                   ARTICLE III
                           DEFINED CONTRIBUTION PLANS

                  SECTION 3.1. D&B Savings Plan. From and after the Effective Time, D&B shall continue to sponsor the D&B Savings Plan for the benefit of D&B Post-Distribution Employees, D&B Retirees, D&B Disabled Employees, Cognizant Bifurcated Savings Plan Employees (as defined in Section 3.2(a) below) and ACNielsen Bifurcated Savings Plan Employees (as defined in Section 3.3(a) below). Active participation of Cognizant Employees and ACNielsen Employees in the D&B Savings Plan shall cease immediately after the Effective Time.

                  SECTION 3.2. Cognizant Savings Plan. (a) As of the Effective Time, Cognizant shall adopt the Cognizant Savings Plan for the benefit of Cognizant Employees who were participants in the D&B Savings Plan immediately prior to the Effective Time. Prior to the Effective Time, Cognizant Employees shall be given the right to elect one of the following options with respect to their D&B Savings Plan account balances: (i) Cognizant Employees
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may keep their balances in the D&B Savings Plan (such employees being known as
"Cognizant Bifurcated Savings Plan Employees"); (ii) Cognizant Employees may receive a lump-sum payment (in cash and/or stock) of their balances (such employees being known as "Cognizant Lump-Sum Savings Plan Employees") or (iii) Cognizant Employees may transfer their balances to the Cognizant Savings Plan (such employees being known as "Cognizant Transferred Savings Plan Employees"). If a Cognizant Employee fails to elect any of the foregoing options prior to the end of the Participant Election Period, (i) his or her balance shall remain in the D&B Savings Plan, and (ii) such employee shall be treated as a Cognizant Bifurcated Savings Plan Employee.

                  (b) Prior to the date on which the transfer of assets and liabilities to the Cognizant Savings Plan shall occur (the "Cognizant Savings Plan Transfer Date"), which date shall occur as promptly as practicable following the Participant Election Period, (i) D&B shall (A) cause the trustee of the D&B Savings Plan to segregate, in accordance with the spinoff provisions set forth under Section 414(l) of the Code, the assets of the D&B Savings Plan representing the full account balances of Cognizant Transferred Savings Plan Employees for all periods of participation through the Effective Time (including, as applicable, all contributions and all earnings attributable thereto); (B) make all required filings and submissions to the appropriate governmental agencies; and (C) make all required amendments to the D&B Savings Plan and related trust agreement necessary to provide for the segregation and transfer of assets described in this Section 3.2, and (ii) Cognizant shall furnish to D&B (A) a favorable determination letter that the Cognizant Savings Plan is qualified under Section 401(a) of the Code or (B) an opinion letter from Simpson Thacher & Bartlett to the effect that the Cognizant Savings Plan is qualified under Section 401(a) of the Code.

                  (c) On the Cognizant Savings Plan Transfer Date, D&B shall cause the trustee of the D&B Savings Plan to transfer to the trustee of the Cognizant Savings Plan the full account balances (inclusive of loans) of Cognizant Transferred Savings Plan Employees in kind based on those investment funds in which such account balances are then invested (including, but not limited to, the pooled stock fund); provided, however, that loans to Cognizant Transferred Savings Plan Employees shall be transferred in the form of notes and amounts in the D&B stock fund shall be transferred in the form of cash. In consideration of the segregation and transfer of assets described herein, the Cognizant Savings Plan shall, as of the Cognizant Savings Plan Transfer Date, assume all Liabilities attributable to such assets.

                  (d) Notwithstanding anything in this Agreement to the contrary, (i) a Cognizant Employee may not elect to be treated as a Cognizant Bifurcated Savings Plan Employee if his or her account balance in the D&B Savings Plan is $3,500 or less (in which case such Cognizant Employee shall be treated as a Cognizant Lump-Sum Savings Plan Employee) and (ii) a Cognizant Bifurcated Savings Plan Employee may, prior to the second anniversary of the Distribution Date, elect to receive a distribution of his or her account balance in the D&B Savings Plan.

                  SECTION 3.3. ACNielsen Savings Plan. (a) As of the Effective Time, ACNielsen shall adopt the ACNielsen Savings Plan for the benefit of ACNielsen Employees who were participants in the D&B Savings Plan immediately prior to the Effective Time. Prior to the Effective Time, ACNielsen Employees shall be given the right to elect one of the following options with respect to their D&B Savings Plan account balances: (i) ACNielsen Employees may keep their balances in the D&B Savings Plan (such employees being known as "ACNielsen Bifurcated Savings Plan Employees"); (ii) ACNielsen Employees may receive a lump-sum payment (in cash and/or stock) of their balances (such employees being known as "ACNielsen Lump-Sum Savings Plan Employees") or (iii) ACNielsen Employees may transfer their balances to the ACNielsen Savings Plan (such employees being known as "ACNielsen Transferred Savings Plan Employees"). If an ACNielsen Employee fails to elect any of the foregoing options prior to the end of the Participant Election Period, (i) his or her balance shall remain in the D&B Savings Plan, and (ii) such employee shall be treated as a ACNielsen Bifurcated Savings Plan Employee.

                  (b) Prior to the date on which the transfer of assets and liabilities to the ACNielsen Savings Plan shall occur (the "ACNielsen Savings Plan Transfer Date"), which date shall occur as promptly as practicable following the Participant Election Period, (i) D&B shall (A) cause the trustee of the D&B Savings Plan to segregate, in accordance with the spinoff provisions set forth under Section 414(l) of the Code, the assets of the D&B Savings Plan representing the full account balances of ACNielsen Transferred Savings Plan Employees for all periods of participation through the Effective Time (including, as applicable, all contributions and all earnings attributable thereto); (B) make all required filings and submissions to the appropriate governmental agencies; and (C) make all required amendments to the D&B Savings Plan and related trust agreement necessary to provide for the segregation and transfer of assets described in this Section 3.3, and (ii) ACNielsen shall furnish to D&B (A) a favorable determination letter that the ACNielsen Savings Plan is qualified under Section 401(a) of the Code or (B) an opinion letter from Simpson Thacher & Bartlett to the effect that the ACNielsen Savings Plan is qualified under Section 401(a) of the Code.

                  (c) On the ACNielsen Savings Plan Transfer Date, D&B shall cause the trustee of the D&B Savings Plan to transfer to the trustee of the ACNielsen Savings Plan the full account balances (inclusive of loans) of ACNielsen Transferred Savings Plan Employees in kind based on those investment funds in which such account balances are then invested (including, but not limited to, the pooled stock fund); provided, however, that loans to ACNielsen Transferred Savings Plan Employees shall be transferred in the form of notes and amounts in the D&B stock fund shall be transferred in the form of cash. In consideration of the segregation and transfer of assets described herein, the ACNielsen Savings Plan shall, as of the ACNielsen Savings Plan Transfer Date, assume all Liabilities attributable to such assets.

                  (d) Notwithstanding anything in this Agreement to the contrary, (i) an ACNielsen employee may not elect to be treated as an ACNielsen Bifurcated Savings Plan Employee if his or her account balance in the D&B Savings Plan is $3,500 or less (in which case such ACNielsen Employee shall be treated as an ACNielsen Lump-Sum Savings Plan Employee) and (ii) an ACNielsen Bifurcated Savings Plan Employee may, prior to the second anniversary of the Distribution Date, elect to receive a distribution of his or her account balance in the D&B Savings Plan.

                  SECTION 3.4. Vesting. As of the Effective Time, the account balances of Cognizant Employees and ACNielsen Employees in the D&B Savings Plan shall fully vest.

                  SECTION 3.5. Outstanding Loans. During their employment with Cognizant or ACNielsen (as the case may be), Cognizant Transferred Savings Plan Employees and ACNielsen Transferred Savings Plan Employees who have outstanding loans originally made from the D&B Savings Plan shall be permitted to repay such loans by way of regular deductions from their paychecks, and, prior to the Cognizant Savings Plan Transfer Date or ACNielsen Savings Plan Transfer Date (as the case may be), D&B, Cognizant or ACNielsen (as the case may be) shall cause all such deductions to be forwarded to the D&B Savings Plan as promptly as practicable. No such deductions by Cognizant or ACNielsen shall be made in respect of Cognizant Bifurcated Savings Plan Employees and ACNielsen Bifurcated Savings Plan Employees who have outstanding loans from the D&B Savings Plan, and all such employees shall be required to repay their loans directly to the D&B Savings Plan in accordance with the existing terms thereof. Notwithstanding the foregoing, prior to the end of the Participant Election Period, and for such period thereafter as may be reasonably determined by D&B, Cognizant Employees and ACNielsen Employees who have outstanding loans from the D&B Savings Plan shall be permitted to repay such loans by way of regular deductions from their paychecks.

                  SECTION 3.6. Employer Stock Fund. Participants in the D&B Savings Plan who, immediately prior to the Effective Time, have balances in the D&B Common Stock fund shall have such balances converted, as of the Effective Time, to units in a pooled stock fund consisting of D&B Common Stock, Cognizant Common Shares and ACNielsen Common Shares. The initial ratio of stock in the pooled stock fund shall be one share of D&B Common Stock to one share of Cognizant Common Shares to 1/3 share of ACNielsen Common Shares. The percentage interest of each participant in the pooled stock fund as of the Effective Time shall equal such participant's percentage interest in the D&B Common Stock fund immediately prior to the Effective Time. Each of the Cognizant Savings Plan and ACNielsen Savings Plan shall maintain a pooled stock fund, to which the pooled stock fund assets of Cognizant Transferred Savings Plan Employees and ACNielsen Transferred Savings Plan Employees in the D&B Savings Plan shall be transferred on the Cognizant Savings Plan Transfer Date and the ACNielsen Savings Plan Transfer Date (as the case may be). From and after the Effective Time, a participant may liquidate his or her units in the pooled stock fund and invest the proceeds thereof in any other investment option available under the applicable plan. A participant may not acquire additional units in the pooled stock fund from or after the Effective Time.

                  SECTION 3.7. Matching Contributions. D&B shall make its regular monthly matching contributions to the D&B Savings Plan accounts of Cognizant Employees and ACNielsen Employees for all periods of service on or prior to the Effective Time.

                  SECTION 3.8. Allocation of Liabilities. The Cognizant Group shall assume all Liabilities relating to the participation of (a) Cognizant Transferred Savings Plan Employees in the D&B Savings Plan and in the Cognizant Savings Plan and (b) Cognizant Bifurcated Savings Plan Employees in the Cognizant Savings Plan. The ACNielsen Group shall assume all Liabilities relating to the participation of (a) ACNielsen Employees in the D&B Savings Plan and in the ACNielsen Savings Plan and (b) ACNielsen Bifurcated Savings Plan Employees in the ACNielsen Savings Plan. The D&B Group shall retain all other Liabilities relating to the D&B Savings Plan.

                                   ARTICLE IV
                               NONQUALIFIED PLANS

                  SECTION 4.1. D&B Nonqualified Plans. From and after the Effective Time, D&B shall continue to sponsor the D&B Supplemental EBP, the D&B Supplemental EBP Trust, the D&B Pension BEP, the D&B Pension BEP Trust and the D&B Savings BEP (collectively, the "D&B Nonqualified Plans") for the benefit of persons who, prior to the Effective Time, were participants thereunder; provided, however, that, with respect to Cognizant Employees and ACNielsen Employees, D&B shall retain only those Liabilities for benefits under the D&B Nonqualified Plans that, prior to the Effective Time, were accrued and to which such participants had earned vested rights thereunder.

                  SECTION 4.2. Service Credit. Cognizant Employees and ACNielsen Employees who were participants in the D&B Nonqualified

Plans immediately prior to the Effective Time (the "Cognizant and ACNielsen Nonqualified Plan Participants") shall continue to receive service credit under such plans for their service with the Cognizant Group or the ACNielsen Group (as the case may be) from and after the Effective Time, but solely for purposes of satisfying the one-year waiting requirement for a valid election under the D&B Nonqualified Plans.

                  SECTION 4.3. Consent to Termination. Solely with respect to determining the level of benefits payable under the D&B Nonqualified Plans, Cognizant and ACNielsen shall have the authority to consent to the termination of employment prior to age 60 of a Cognizant or ACNielsen Nonqualified Plan Participant from the Cognizant Group or the ACNielsen Group (as the case may be).

                  SECTION 4.4. Termination of Employment. Benefits under the D&B Nonqualified Plans shall not become payable to a Cognizant or ACNielsen Nonqualified Plan Participant until such participant terminates employment from the Cognizant Group or the ACNielsen Group (as the case may be).

                  SECTION 4.5. Noncompetition. Solely with respect to the noncompetition clauses of the D&B Nonqualified Plans, D&B hereby consents to the employment of the Cognizant and ACNielsen Nonqualified Plan Participants by the Cognizant Group or the ACNielsen Group (as the case may be) after the Effective Time, whether or not such employment would otherwise trigger such noncompetition clauses.

                  SECTION 4.6. Distributions; Lump-Sum Elections. Cognizant and ACNielsen Nonqualified Plan Participants who participated in the D&B Savings BEP immediately prior to the Effective Time shall receive a distribution thereunder, based on their notional elective deferrals through the Effective Time, at the time distributions are otherwise made under such plan.

                  SECTION 4.7. Guarantees; Subrogation. The Cognizant Group agrees that, in the event the D&B Group is unable to satisfy its obligations in respect of the benefits of any Cognizant Employee that have accrued under the D&B Nonqualified Plans prior to the Effective Time, the Cognizant Group shall make payment when due with respect to such obligations of the D&B Group. The ACNielsen Group agrees that, in the event the D&B Group is unable to satisfy its obligations in respect of the benefits of any ACNielsen Employee that have accrued under the D&B Nonqualified Plans prior to the Effective Time, the ACNielsen Group shall make payment when due with respect to such obligations of the D&B Group. In the event that the Cognizant Group or the ACNielsen Group is required to make any payment pursuant to this Section 4.7, the Cognizant Group or the ACNielsen Group (as the case may be) shall have full rights of subrogation against the D&B Group.

                  SECTION 4.8. Third-Party Beneficiaries. It is the intention of the parties to this Agreement that the provisions of Section 4.7 shall be enforceable by (a) the Cognizant and ACNielsen Nonqualified Plan Participants and (b) their respective surviving beneficiaries.

                                    ARTICLE V
                                  WELFARE PLANS

                  SECTION 5.1. Employee Benefit Welfare Plans. Except as provided in Section 5.4 and Section 5.5 below, from and after the Effective Time, D&B shall sponsor its Employee Benefit Welfare Plans solely for the benefit of D&B Post-Distribution Employees, D&B Retirees and D&B Disabled Employees. From and after the Effective Time, Cognizant shall sponsor its Employee Benefit Welfare Plans solely for the benefit of Cognizant Employees. From and after the Effective Time, ACNielsen shall sponsor its Employee Benefit Welfare Plans solely for the benefit of ACNielsen Employees. Notwithstanding the foregoing, none of D&B, Cognizant or ACNielsen shall have any obligation to sponsor any Employee Benefit Welfare Plan from or after the Effective Time.

                  SECTION 5.2. Pre-Existing Conditions; Dollar Limits. With respect to any medical plan that may be sponsored by Cognizant or ACNielsen after the Effective Time, Cognizant and ACNielsen (a) shall cause there to be waived any pre-existing condition limitations and (b) shall give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred, and amounts paid by, and amounts reimbursed to, (in each case during 1996 prior to the Effective Time) ACNielsen Employees and Cognizant Employees under similar plans maintained by D&B (or any Affiliate thereof) for their benefit immediately prior to the Effective Time.

                  SECTION 5.3. Severance Plans. The Cognizant Group shall retain all Liabilities with respect to severance payments made or to be made to employees of the Cognizant Group who terminated employment prior to the Effective Time. The ACNielsen Group shall retain all Liabilities with respect to severance payments made or to be made to employees of the ACNielsen Group who terminated employment prior to the Effective Time. The D&B Group shall retain all Liabilities with respect to severance payments made or to be made to all other D&B Pre-Distribution Employees who terminated employment prior to the Effective Time. For purposes of this Section 5.3, the term "severance payments" shall include any welfare benefit coverage provided under severance plans.

                  SECTION 5.4. Flexible Spending Accounts. From the Effective Time until December 31, 1996 (the "FSA Coverage Period"), D&B shall continue to sponsor its flexible spending accounts for all D&B Pre-Distribution Employees; provided, however, that Cognizant and ACNielsen shall cause all deductions from participant paychecks to be forwarded to D&B as promptly as practicable.

                  SECTION 5.5. Allocation of Liabilities. (a) The D&B Group shall retain responsibility for and continue to pay all expenses and benefits relating to the D&B Employee Benefit Welfare Plans with respect to (i) claims incurred prior to the Effective Time by D&B Pre-Distribution Employees and their covered dependents and (ii) claims incurred from and after the Effective Time by D&B Post-Distribution Employees, D&B Retirees and D&B Disabled Employees. The Cognizant Group shall be responsible for and pay expenses and benefits relating to all Employee Benefit Welfare Plan claims incurred by Cognizant Employees and their covered dependents from and after the Effective Time. The ACNielsen Group shall be responsible for and pay expenses and benefits relating to all Employee Benefit Welfare Plan claims incurred by ACNielsen Employees and their covered dependents from and after the Effective Time. For purposes of this paragraph, a claim is deemed incurred when the services that are the subject of the claim are performed; in the case of life insurance, when the death occurs; in the case of long-term disability, when the disability occurs; and, in the case of a hospital stay, when the employee first enters the hospital. Notwithstanding the foregoing, claims incurred by any employee of a pre-Distribution Subsidiary of D&B or their covered dependents under any welfare plan maintained by such Subsidiary solely for the benefit of its employees and their dependents shall, whether incurred prior to, on or after the Effective Time, be the sole responsibility and liability of that Subsidiary.

                  (b) The Cognizant Group shall be responsible for all COBRA coverage for any employee of the Cognizant Group and his or her covered dependents who participated in a D&B Employee Benefit Welfare Plan and who had or have a loss of health care coverage due to a qualifying event occurring prior to the Effective Time. The ACNielsen Group shall be responsible for all COBRA coverage for any employee of the ACNielsen Group and his or her covered dependents who participated in a D&B Employee Benefit Welfare Plan and who had or have a loss of health care coverage due to a qualifying event occurring prior to the Effective Time. The D&B Group shall be responsible for all COBRA coverage for any other D&B Pre-Distribution Employee and his or her covered dependents who participated in a D&B Employee Benefit Welfare Plan and who had or have a loss of health care coverage due to a qualifying event occurring prior to the Effective Time. Notwithstanding the foregoing, a pre-Distribution Subsidiary of D&B shall be responsible for all COBRA coverage for its former employees and covered dependents who participated in a plan maintained solely for their benefit whether the applicable event occurs prior to, on or after the Effective Time. COBRA coverage to which a Cognizant Employee or ACNielsen Employee is entitled as a result of a qualifying event occurring at or after the Effective Time shall be the responsibility of the Cognizant Group or the ACNielsen Group, respectively.

                  SECTION 5.6. Retiree Welfare Plans. The Cognizant Group shall be responsible for providing retiree welfare benefits to those D&B Pre-Distribution Employees who are Cognizant Employees and who, immediately prior to the Effective Time, are (i) eligible to retire and (ii) eligible to elect such coverage under the D&B Employee Benefit Welfare Plans (but who do not in fact elect such coverage) (the "Cognizant Retirement Eligible Employees"); provided, however, that in the event the Cognizant Group fails to provide to a Cognizant Retirement Eligible Employee one or more components of retiree welfare coverage (such components consisting of medical, dental and life benefits), the D&B Group shall be responsible for the missing component(s), but only to the same extent it provides such component(s) to its retirees from and after the time when such Cognizant Retirement Eligible Employee retires or loses his or her coverage. In the event the D&B Group must provide the benefits described hereunder, it shall have full rights of reimbursement from the Cognizant Group. The ACNielsen Group shall be responsible for providing retiree welfare benefits to those D&B Pre-Distribution Employees who are ACNielsen Employees and who, immediately prior to the Effective Time, are (i) eligible to retire and (ii) eligible to elect such coverage under the D&B Employee Benefit Welfare Plans (but who do not in fact elect such coverage) (the "ACNielsen Retirement Eligible Employees"); provided, however, that in the event the ACNielsen Group fails to provide to an ACNielsen Retirement Eligible Employee one or more components of retiree welfare coverage (such components consisting of medical, dental and life benefits), the D&B Group shall be responsible for the missing component(s), but only to the same extent it provides such component(s) to its retirees from and after the time when such ACNielsen Retirement Eligible Employee retires or loses his or her coverage. In the event the D&B Group must provide the benefits described hereunder, it shall have full rights of reimbursement from the ACNielsen Group. Notwithstanding the provisions of Sections 10.2, 10.3 or 10.4 hereof, in the event any D&B Pre-Distribution Employee elects to retire on or prior to the Effective Time and receive retiree welfare coverage under the D&B Employee Welfare Benefit Plans, neither the Cognizant Group nor the ACNielsen Group shall provide such employee with past service credit under their respective Employee Benefit Plans, nor shall any assets and liabilities be transferred in respect of such employee under Article II hereof, upon any subsequent employment of such individual by the Cognizant Group or the ACNielsen Group.

                                   ARTICLE VI
                               EQUITY-BASED PLANS

                  SECTION 6.1. D&B Stock Options. Stock options awarded under the D&B Stock Option Plans ("D&B Stock Options") shall be treated as follows:

                  (a) D&B Retirees; D&B Disabled Employees; D&B Post-Distribution Employees. From and after the Effective Time, each unexercised D&B Stock Option held by D&B Post-Distribution Employees, D&B Retirees and D&B Disabled Employees shall remain outstanding pursuant to the terms of the award agreements and the D&B Stock Option Plans; provided, however, that from and after such time, each unexercised D&B Stock Option shall be adjusted as follows:
(i) the exercise price of the adjusted stock option shall be determined by multiplying the exercise price of the D&B Stock Option by a fraction, the numerator of which is the average of the Daily Average Trading Prices of D&B Common Stock for the five consecutive trading days starting on the first date on which D&B Common Stock is traded ex-dividend, and the denominator of which is the average of the Daily Average Trading Prices of D&B Common Stock for the five consecutive trading days immediately preceding the first date on which D&B Common Stock is traded ex-dividend and (ii) the number of shares of D&B Common Stock covered by the adjusted stock option shall be determined by (A) multiplying the number of shares of D&B Common Stock covered by the D&B Stock Option by a fraction, the numerator of which is the average of the Daily Average Trading Prices of D&B Common Stock for the five consecutive trading days immediately preceding the first date on which D&B Common Stock is traded ex-dividend, and the denominator of which is the average of the Daily Average Trading Prices of D&B Common Stock for the five consecutive trading days starting on the first date on which D&B Common Stock is traded ex-dividend and
(B) rounding down the result to a whole number of shares.

                  (b) Cognizant Employees. As of the Effective Time, (i) each unexercised D&B Stock Option held by Cognizant Employees shall be cancelled and
(ii) such individuals shall receive replacement stock options awarded under the Cognizant Replacement Plans, which shall be adopted by Cognizant prior to the Effective Time. The exercise price of each replacement stock option shall be determined by multiplying the exercise price of the cancelled D&B Stock Option by a fraction, the numerator of which is the average of the Daily Average Trading Prices of Cognizant Common Shares for the five consecutive trading days starting on the first date on which Cognizant Common Shares are traded regular way, and the denominator of which is the average of the Daily Average Trading Prices of D&B Common Stock for the five consecutive trading days immediately preceding the first date on which D&B Common Stock is traded ex-dividend. The number of shares of Cognizant Common Shares covered by each replacement stock option shall be determined by (i) multiplying the number of shares of D&B Common Stock covered by the cancelled D&B Stock

Option by a fraction, the numerator of which is the average of the Daily Average Trading Prices of D&B Common Stock for the five consecutive trading days immediately preceding the first date on which D&B Common Stock is traded ex-dividend, and the denominator of which is the average of the Daily Average Trading Prices of Cognizant Common Shares for the five consecutive trading days starting on the first date on which Cognizant Common Shares are traded regular way and (ii) rounding down the result to a whole number of shares. Except as otherwise provided in the Cognizant Replacement Plans, all other terms of the replacement stock options shall remain substantially identical to the terms of the cancelled D&B Stock Options.

                  (c) ACNielsen Employees. As of the Effective Time, (i) each unexercised D&B Stock Option held by ACNielsen Employees shall be cancelled and
(ii) such individuals shall receive replacement stock options awarded under the ACNielsen Replacement Plan, which shall be adopted by ACNielsen prior to the Effective Time. The exercise price of each replacement stock option shall be determined by multiplying the exercise price of the cancelled D&B Stock Option by a fraction, the numerator of which is the average of the Daily Average Trading Prices of ACNielsen Common Shares for the five consecutive trading days starting on the first date on which ACNielsen Common Shares are traded regular way, and the denominator of which is the average of the Daily Average Trading Prices of D&B Common Stock for the five consecutive trading days immediately preceding the first date on which D&B Common Stock is traded ex-dividend. The number of shares of ACNielsen Common Shares covered by each replacement stock option shall be determined by multiplying the number of shares of D&B Common Stock covered by the cancelled D&B Stock Option by a fraction, the numerator of which is the average of the Daily Average Trading Prices of D&B Common Stock for the five consecutive trading days immediately preceding the first date on which D&B Common Stock is traded ex-dividend, and the denominator of which is the average of the Daily Average Trading Prices of ACNielsen Common Shares for the five consecutive trading days starting on the first date on which ACNielsen Common Shares are traded regular way and (ii) rounding down the result to a whole number of shares. Except as otherwise provided in the ACNielsen Replacement Plan, all other terms of the replacement stock options shall remain substantially identical to the terms of the cancelled D&B Stock Options.

                  SECTION 6.2. D&B LSARs. All limited stock appreciation rights awarded under the D&B Stock Option Plans ("D&B LSARs") shall be adjusted or substituted (as the case may be) in substantially the same manner as the D&B Stock Options described in Section 6.1 above.

                  SECTION 6.3. Allocation of Liabilities. The Cognizant Group shall assume all Liabilities with respect to awards granted to Cognizant Employees pursuant to the Cognizant Replacement Option Plan. The ACNielsen Group shall assume all Liabilities with respect to awards granted to ACNielsen Employees pursuant to the ACNielsen Replacement Option Plan. The D&B Group shall retain all other Liabilities with respect to awards granted pursuant to the D&B Stock Option Plans (including, but not limited to, awards granted to D&B Post-Distribution Employees, D&B Retirees and D&B Disabled Employees).

                                   ARTICLE VII
                         FOREIGN EMPLOYEE BENEFIT PLANS

                  SECTION 7.1. UK Pensions. D&B, Cognizant and ACNielsen shall use their best efforts to ensure that the relevant employers may continue to participate in The Dun & Bradstreet (UK) Pension Plan (the "D&B UK Plan") on the terms and for the period following the Effective Time set forth in Schedule 7.1. Cognizant and ACNielsen shall cause the relevant employers to establish or nominate replacement pension arrangements which comply with the provisions of
Schedule 7.1 and which are capable of receiving a transfer of assets and liabilities from the D&B UK Plan in respect of the "transferring members" (as defined in Schedule 7.1). D&B shall request the trustees of the D&B UK Plan to make a transfer to such replacement arrangements on the basis set forth in
Schedule 7.1(a) subject to compliance by Cognizant and ACNielsen with their respective obligations thereunder.

                                  ARTICLE VIII
                          EMPLOYEE STOCK OWNERSHIP PLAN

                  SECTION 8.1. Employee Stock Ownership Plan. After the Effective Time, D&B, Cognizant and ACNielsen shall each establish an ESOP for the benefit of their respective employees, but only to the extent required by any letter ruling issued by the Service with respect to the Distribution.

                                   ARTICLE IX
                          OTHER EMPLOYEE BENEFIT ISSUES

                  SECTION 9.1. Employee Benefit Litigation Liabilities. Except as otherwise expressly provided in this agreement or with respect to Articles II, III and VI hereof, the D&B Group shall retain all Employee Benefit Litigation Liabilities that are asserted by D&B Pre-Distribution Employees prior to the Effective Time.

                  SECTION 9.2. Workers' Compensation. The D&B Group shall retain all Liabilities relating to workers' compensation claims that were incurred (a) prior to the Effective Time with respect to D&B Pre-Distribution Employees who were employed by the D&B Group and (b) on and after the Effective Time with respect to D&B Post-Distribution Employees. The Cognizant Group shall retain all Liabilities relating to workers' compensation claims that were incurred (a) prior to the Effective Time with respect to D&B Pre-Distribution Employees who were employed by the Cognizant Group and (b) on and after the Effective Time with respect to Cognizant Employees. The ACNielsen Group shall retain all Liabilities relating to workers' compensation claims that were incurred (a) prior to the Effective Time with respect to D&B Pre-Distribution Employees who were employed by the ACNielsen Group and (b) on and after the Effective Time with respect to ACNielsen Employees. For purposes of this paragraph, a claim is deemed incurred when the injury that is the subject of the claim occurs.

                                    ARTICLE X
                           BENEFIT PLAN PARTICIPATION

                  SECTION 10.1. D&B Plans. Except as specifically provided herein, all Cognizant Employees and ACNielsen Employees shall cease participation in all domestic D&B Employee Benefit Plans as of the Effective Time.

                  SECTION 10.2. Cognizant Plans. Except as provided in Section
5.6 herein, (a) with respect to any Employee Benefit Plan sponsored by the Cognizant Group after the Effective Time, the Cognizant Group shall cause to be recognized (to the extent applicable) each Cognizant Employee's (i) past service with the D&B Group to the extent recognized under similar plans maintained by the D&B Group immediately prior to the Effective Time and (ii) accrued but unused vacation time and sick days, and (b) any Cognizant Employee who participated in a D&B Employee Benefit Plan immediately prior to the Effective Time shall be entitled to immediate participation in a similar Employee Benefit Plan sponsored by the Cognizant Group.

                  SECTION 10.3. ACNielsen Plans. Except as provided in Section
5.6 herein, (a) with respect to any Employee Benefit Plan sponsored by the ACNielsen Group after the Effective Time, the ACNielsen Group shall cause to be recognized (to the extent applicable) each ACNielsen Employee's (i) past service with the D&B Group to the extent recognized under similar plans maintained by the D&B Group immediately prior to the Effective Time and (ii) accrued but unused vacation time and sick days, and (b) any ACNielsen Employee who participated in a D&B Employee Benefit Plan immediately prior to the Effective Time shall be entitled to immediate participation in a similar Employee Benefit Plan sponsored by ACNielsen.

                  SECTION 10.4. Subsequent Employer. Except as provided in
Section 5.6 herein, if, during the one-year period following the Effective Time, a D&B Post-Distribution Employee, a Cognizant Employee or ACNielsen Employee terminates employment with his or her employer and then immediately commences employment with one of the D&B Group, the Cognizant Group or the ACNielsen Group, the subsequent employer shall cause to be recognized (to the extent applicable) such employee's past service with the D&B Group, the Cognizant Group or the ACNielsen Group to the extent recognized under similar plans maintained by the prior employer. Notwithstanding the foregoing, no past service shall be recognized with respect to pension accruals under the defined benefit plans of the subsequent employer.

                  SECTION 10.5. Right to Amend or Terminate. Except as specifically provided herein, nothing in this Agreement shall be construed or interpreted to restrict the D&B Group's, the Cognizant Group's or the ACNielsen Group's right or authority to amend or terminate any of their Employee Benefit Plans following the Effective Time.

                                   ARTICLE XI
                             ACCESS TO INFORMATION

                  SECTION 11.1. Access to Information. Article IV of the Distribution Agreement shall govern the rights of the D&B Group, the Cognizant Group and the ACNielsen Group with respect to access to information. The term "Records" in that Article shall be read to include all Employee Benefit Records.

                                   ARTICLE XII
                                 INDEMNIFICATION

                  SECTION 12.1. Indemnification. Article III of the Distribution Agreement shall govern the rights of the D&B Group, the Cognizant Group and the ACNielsen Group with respect to indemnification. The term "D&B Liabilities" in that Article shall be read to include all Liabilities assumed by the D&B Group pursuant to this Agreement. The term "Cognizant Liabilities" in that Article shall be read to include all Liabilities assumed by the Cognizant Group pursuant to this Agreement. The term "ACNielsen Liabilities" in that Article shall be read to include all Liabilities assumed by the ACNielsen Group pursuant to this Agreement.

                                  ARTICLE XIII
                               DISPUTE RESOLUTION

                  SECTION 13.1. Dispute Resolution. Article VI of the Distribution Agreement shall govern the rights of the D&B Group, the Cognizant Group and the ACNielsen Group with respect to dispute resolution. The term "Agreement Dispute" in that Article shall be read to include all Employee Benefit Disputes.

                                                                        26
                                   ARTICLE XIV
                                  MISCELLANEOUS

                  SECTION 14.1. Complete Agreement; Construction. This Agreement, including the Exhibits and Schedules (if any), and the Distribution Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. Other than Sections 2.7 and 4.5 and Article VI of the Distribution Agreement, which shall prevail over any inconsistent or conflicting provisions in this Agreement, notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement, this Agreement shall control.

                  SECTION 14.2. Ancillary Agreements. This Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Ancillary Agreements.

                  SECTION 14.3. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                  SECTION 14.4. Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the parties contained in this Agreement shall survive the Distribution Date.

                  SECTION 14.5. Expenses. Except as otherwise set forth in this Agreement, the Distribution Agreement or any Ancillary Agreement, all costs and expenses incurred on or prior to the Distribution Date (whether or not paid on or prior to the Distribution Date) in connection with the preparation, execution, delivery and implementation of this Agreement, the Distribution Agreement, any Ancillary Agreement, the Information Statement (including any registration statement on Form 10 of which such Information Statement may be a part) and the Distribution and the consummation of the transactions contemplated thereby shall be charged to and paid by D&B. Except as otherwise set forth in this Agreement, the Distribution Agreement or any Ancillary Agreement, each party shall bear its own costs and expenses incurred after the Distribution Date. Any amount or expense to be paid or reimbursed by any party hereto to any other party hereto shall be so paid or reimbursed promptly after the existence and amount of such obligation is determined and demand therefor is paid.

                  SECTION 14.6. Notices. All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

          To The Dun & Bradstreet Corporation:
          One Diamond Hill Road
          Murray Hill, NJ  07974
          Telecopy: (908) 665-5803
          Attn:  General Counsel

          To Cognizant Corporation:
          200 Nyala Farms
          Westport, CT  06880
          Telecopy: (203) 222-4201
          Attn:  General Counsel

          To ACNielsen Corporation:
          177 Broad Street
          Stamford, CT  06901
          Telecopy: (203) 961-3190
          Attn:  General Counsel

                  SECTION 14.7. Waivers. The failure of any party to require strict performance by any other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof.

                  SECTION 14.8. Amendments. Subject to the terms of Section
14.11 hereof, this Agreement may not be modified or amended except by an agreement in writing signed by each of the parties hereto.

                  SECTION 14.9. Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other parties hereto, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void.

                  SECTION 14.10. Successors and Assigns. The provisions to this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

                  SECTION 14.11. Termination. This Agreement (including, without limitation, Section 4.8 and Article XII hereof) may be terminated and may be amended, modified or abandoned at any time prior to the Distribution by and in the sole discretion of D&B without the approval of Cognizant or ACNielsen or the shareholders of D&B. In the event of such termination, no party shall have any liability of any kind to any other party or any other person. After the Distribution, this Agreement may not be terminated except by an agreement in writing signed by the parties; provided, however, that Section 4.8 and Article XII shall not be terminated or amended after the Distribution in respect of the third party beneficiaries thereto without the consent of such persons.

                  SECTION 14.12. Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that is contemplated to be a Subsidiary of such party on and after the Distribution Date.

                  SECTION 14.13. Third Party Beneficiaries. Except as provided in Section 4.8 and Article XII, this Agreement is solely for the benefit of the parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

                  SECTION 14.14. Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  SECTION 14.15. Exhibits and Schedules. The Exhibits and Schedules, if any, shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

                  SECTION 14.16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

                  SECTION 14.17. Consent to Jurisdiction. Without limiting the provisions of Article XIII hereof, each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 14.17. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or
(ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  SECTION 14.18. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 14.19. Governmental Notices; Cooperation. Notwithstanding anything in this Agreement to the contrary, all actions contemplated herein with respect to Employee Benefit Plans which are to be consummated pursuant to this Agreement shall be subject to such notices to, and/or approvals by, the Service or the PBGC (or any other governmental agency or entity) as are required or deemed appropriate by such Employee Benefit Plan's sponsor. Each of D&B, Cognizant and ACNielsen agrees to use its commercially reasonable efforts to cause all such notices and/or approvals to be filed or obtained, as the case may be. Each party hereto shall reasonably cooperate with the other parties with respect to any government filings, employee notices or any other actions reasonably necessary to maintain and implement the Employee Benefit Plans covered by this Agreement.

                  SECTION 14.20. Further Assurances. From time to time, as and when reasonably requested by any other party hereto, each party hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to effect the purposes of this Agreement and the transactions contemplated hereunder.

                  IN WITNESS WHEREOF, the parties have duly executed and entered into this Agreement, as of the date first above written.


                                   THE DUN & BRADSTREET CORPORATION

                                        by__________________________
                                          Name:
                                          Title:

                                   COGNIZANT CORPORATION

                                        by__________________________
                                          Name:
                                          Title:

                                   ACNIELSEN CORPORATION

                                        by__________________________
                                          Name:
                                          Title: